UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 2, 2013

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.             Changes in Registrant’s Certifying Accountant

(a)(1) Previous Independent Accountant

(i)  On April 2, 2013, FormFactor, Inc. (the “Company”) dismissed its principal independent accountant PricewaterhouseCoopers LLP (“PwC”), after reviewing its alternatives, including the continued engagement of PwC.

(ii) The audit reports of PwC on the consolidated financial statements of the Company and its subsidiaries as of and for the years December 29, 2012 and December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

(iv) During the two fiscal years ended December 31, 2011 and December 29, 2012 and the subsequent interim period through April 2, 2013, there were no (1) disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the consolidated financial statements for such years or (2) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2) New Independent Accountant

On April 5, 2013, the Audit Committee engaged KPMG LLP (“KPMG”) to serve as the Company’s principal independent accountant for the fiscal year ending December 28, 2013, effective immediately.

During the two fiscal years ended December 31, 2011 and December 29, 2012 and the subsequent interim period through April 5, 2013, (i) the Company did not both (a) consult with KPMG as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that KPMG concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) the Company did not consult KPMG on any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(3) Provision of Disclosure to Previous Independent Accountant

The Company provided PwC with a copy of this Form 8-K and requested PwC to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter, dated April 8, 2013, is filed as Exhibit 16.01 to this Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
16.01	Letter of PricewaterhouseCoopers LLP dated April 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	April 8, 2013	By:	/s/ Stuart L. Merkadeau
			Name:	Stuart L. Merkadeau
			Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
16.01	Letter of PricewaterhouseCoopers LLP dated April 8, 2013.